-------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                              December 23, 1996


                   Structured Asset Securities Corporation
          ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


      Delaware                        33-99598                74-2440850
  -----------------                 ------------           --------------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
        of Incorporation)           File Number)       Identification No.)


     200 Vesey Street                                          10285
                                                            ------------
  New York, New York                                          (Zip Code)
 ------------------------
  (Address of Principal
   Executive Offices)


 Registrant's telephone number, including area code (212) 526-5594


                           No Change
     --------------------------------------------------------------
      (Former Name or Former Address, if Changed Since Last Report)









     Item 5.  Other Events./F1/
              ------------

     Attached as Exhibit 23 to this Current Report is the consent of Coopers & Lybrand LLP to the use of such firm's name under the caption "Experts", and the incorporation by reference of such firm's report dated January 17, 1996 on its audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries, in the Prospectus (as defined herein) relating to Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-5, Class A1, Class A2, Class R1 and Class R2 Certificates (the "Offered Certificates"). The Offered Certificates are offered pursuant to a prospectus supplement, dated December 23, 1996 (the "Prospectus Supplement"), and a prospectus, dated May 21, 1996 (together with the Prospectus Supplement, the "Prospectus"), which are being filed with the Commission on the date hereof pursuant to Rule 424(b) under the Securities
Act of 1933, as amended (the "Act"). The Certificates are registered pursuant to the Act under a Registration Statement on Form S-3 (No. 33-99598) (the "Registration Statement").













----------------
     1 Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Prospectus.









          Item 7. Financial Statements; Pro Forma Financial Information and Exhibits.
                   ---------------------------------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

               23.       Consent of Experts and Counsel



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              STRUCTURED ASSET SECURITIES
                              CORPORATION



                              By: /s/ Prue Larocca
                                 -----------------
                                 Name:  Prue Larocca
                                 Title: Senior Vice President




Dated: December 23, 1996











                                EXHIBIT INDEX



Exhibit No.                   Description              Page No.
-----------                   -----------              --------


23                  Consent of Experts and Counsel